Exhibit 10.4.2

INCREMENTAL AMENDMENT NO. 1 TO CREDIT AGREEMENT

This INCREMENTAL AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 5, 2022, by and among ATHENE HOLDING LTD., an exempted company incorporated under the laws of Bermuda (“AHL”), ATHENE LIFE RE LTD., an exempted company incorporated under the laws of Bermuda (“Athene Life Re” and, together with AHL, collectively, the “Borrowers” and individually, each a “Borrower”), Credit Suisse AG, New York Branch (the “2022 Additional Commitment Increase Lender”), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), relating to the 364-Day Credit Agreement, dated as of July 1, 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended hereby, the “Credit Agreement”), by and among the Borrowers, the lenders from time to time party thereto as Lenders and the Administrative Agent.
RECITALS:
WHEREAS, the Borrowers have proposed that, pursuant to Section 2.04(c) of the Existing Credit Agreement, Credit Suisse AG, New York Branch as the 2022 Additional Commitment Increase Lender, extend a Commitment Increase to the Borrowers on the 2022 Commitment Increase Date (as defined below) in an aggregate principal amount of $200,000,000 (the “Amendment No. 1 Commitment Increase”).
WHEREAS, the 2022 Additional Commitment Increase Lender has agreed, on the terms and conditions set forth herein, to provide such Amendment No. 1 Commitment Increase and to become a Lender for all purposes under the Credit Agreement.
WHEREAS, pursuant to Sections 2.04(c) and 10.01 of the Existing Credit Agreement, the Existing Credit Agreement may be amended to give effect to the provisions of Section 2.04(c) of the Existing Credit Agreement through an Incremental Amendment executed by the Borrowers, the Administrative Agent and each Lender providing an Amendment No. 1 Commitment Increase.
NOW THEREFORE, the parties hereto therefore agree as follows:
SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
SECTION 2. Notice and Consent. The parties hereto hereby agree that this Amendment shall constitute a notice of a Commitment Increase required pursuant to Section 2.04(c) of the Existing Credit Agreement. The Administrative Agent hereby agrees and consents to the 2022 Additional Commitment Increase Lender becoming a Lender under the Credit Agreement.
SECTION 3. Amendment No. 1 Commitment Increase.
(a)    Subject to and upon the terms and conditions set forth herein, the 2022 Additional Commitment Increase Lender agrees (on a several and not joint basis) to make its respective Amendment No. 1 Commitment Increase available to the Borrowers commencing on the 2022 Commitment Increase Date. The aggregate amount of all the Commitments on the 2022 Commitment Increase Date (after giving effect to the Amendment No. 1 Commitment Increase) is $2,500,000,000. Schedule 2.01 of the Existing Credit Agreement shall be replaced by Schedule I hereto.

(b)    This Amendment constitutes an “Incremental Amendment” with respect to the establishment of the Amendment No. 1 Commitment Increase as a “Commitment Increase”. The Amendment No. 1 Commitment Increase is being established in accordance with Section 2.04(c) of the Existing Credit Agreement. The 2022 Additional Commitment Increase Lender constitutes an Additional Commitment Increase Lender pursuant to Section 2.04(c) of the Existing Credit Agreement and, in such capacity, acknowledges the provisions of Section 2.04(c) of the Existing Credit Agreement. For the avoidance of doubt, commitments and loans made pursuant to the Amendment No. 1 Commitment Increase shall be Commitments and Loans, respectively, for all purposes under the Credit Agreement and each other Loan Document and shall be treated the same as, and as part of, and shall be fully fungible with, the Commitments and Loans (as defined in the Existing Credit Agreement) (such Commitments, the “Existing Commitments” and such Loans, the “Existing Loans”) and shall have the same CUSIP (if any) as the Existing Commitments and any Existing Loans. Any revolving loans and other extensions of credit made pursuant to the Amendment No. 1 Commitment Increase shall have terms identical to the Existing Commitments (and Existing Loans, if any) and shall rank pari passu in right of payment with the Existing Loans, if any. The Borrowers and the 2022 Additional Commitment Increase Lender hereby authorize the Administrative Agent to update the Register to reflect the amount, terms and date of the Amendment No. 1 Commitment Increase and the identity of the 2022 Additional Commitment Increase Lender.
SECTION 4. Representations of the Loan Parties. The Borrowers hereby represent and warrant to the Administrative Agent and the 2022 Additional Commitment Increase Lender that each of the representations and warranties made by any Borrower in or pursuant to the Loan Documents are true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the 2022 Commitment Increase Date, except (A) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date, (B) in the case of Section 5.05(a) of the Existing Credit Agreement, such representations and warranties shall be deemed to refer to the most recent financial statements furnished by the Borrowers under the Existing Credit Agreement, (C) in the case of Section 5.05(b) of the Existing Credit Agreement, such representations and warranties shall be deemed to refer to the most recent audited statements furnished by the Borrowers under the Existing Credit Agreement and (D) in the case of Section 5.06 of the Existing Credit Agreement, such representations and warranties shall except any matter which has theretofore been disclosed in writing by any Borrower to the Administrative Agent (which will make the same available to each Lender). No Default or Event of Default shall exist on the 2022 Commitment Increase Date.
SECTION 5. Conditions to the 2022 Commitment Increase Date. This Amendment shall become effective as of the first date (the “2022 Commitment Increase Date”) when each of the following conditions shall have been satisfied:
(a)    The Administrative Agent and the 2022 Additional Commitment Increase Lender shall have received an executed counterpart hereof from the Borrowers, the 2022 Additional Commitment Increase Lender and the Administrative Agent.
(b)    The Administrative Agent and the 2022 Additional Commitment Increase Lender shall have received: (i) a certificate as to the good standing (or similar concept) of each Borrower as of a recent date, from such secretary of state or similar Governmental Authority, (ii) a certificate of a Responsible Officer of each Borrower dated the 2022 Commitment Increase Date and certifying (1) that attached thereto is a true and complete copy of each Organizational Document, including all amendments thereto, of each Borrower as in effect on the 2022 Commitment Increase Date, certified as of a recent date by the secretary of state (or similar Person) of the state of organization of the applicable Borrower, if applicable, or by a Responsible Officer of the applicable Borrower (or a certification from a Responsible Officer of each Borrower that such documents have not changed since previously delivered to the Administrative Agent), (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Borrower authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (3) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Borrower and (iii) a customary reliance letter with respect to the opinion given by Sidley Austin LLP on the Effective Date.
(c)    Each of the representations and warranties made by any Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the 2022 Commitment Increase Date, except (A) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date, (B) in the case of Section 5.05(a) of the Existing Credit Agreement, such representations and warranties shall be deemed to refer to the most recent financial statements furnished by the Borrowers under the Existing Credit Agreement, (C) in the case of Section 5.05(b) of the Existing Credit Agreement, such representations and warranties shall be deemed to refer to the most recent audited statements furnished by the Borrowers under the Existing Credit Agreement and (D) in the case of Section 5.06 of the Existing Credit Agreement, such representations and warranties shall except any matter which has theretofore been disclosed in writing by any Borrower to the Administrative Agent (which will make the same available to each Lender).
(d)    Immediately after giving effect to the 2022 Amendment No. 1 Commitment Increase, the Aggregate Commitments shall not exceed $3,000,000,000.
(e)    No Default or Event of Default shall exist on the 2022 Commitment Increase Date.
(f)    The 2022 Additional Commitment Increase Lender and the Administrative Agent shall have received, consistent with the scope of expenses referenced in Section 10.04 of the Credit Agreement, all reasonable and documented out-of-pocket expenses for which reasonably detailed invoices have been presented to Borrowers at least one (1) Business Day prior to the 2022 Commitment Increase Date (or such later date as any Borrower may reasonably agree).
(g)    The 2022 Additional Commitment Increase Lender (to the extent reasonably requested in writing at least five (5) days prior to the 2022 Commitment Increase Date) shall have received, at least one (1) Business Days prior to the 2022 Commitment Increase Date (or such later date as the 2022 Additional Commitment Increase Lender may reasonably agree), (i) all documentation and other information that the 2022 Additional Commitment Increase Lender reasonably requests in order to comply with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, and (ii) a Beneficial Ownership Certification of each Borrower.

SECTION 6. Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 7. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 8 Confirmation of Obligations. By signing this Amendment, each Borrower hereby confirms that (a) the obligations of the Borrowers under the Existing Credit Agreement as modified or supplemented hereby (including with respect to the Amendment No. 1 Commitment Increase contemplated by this Amendment) and the other Loan Documents (i) are entitled to the benefits of the guarantees set forth or created in the Guaranty (solely in the case of Athene Life Re) and the other Loan Documents, (ii) constitute “Obligations”, “Guaranteed Obligations” (as defined in the Guaranty and solely in the case of Athene Life Re), or other similar term for purposes of the Credit Agreement, the Guaranty (solely in the case of Athene Life Re) and the other Loan Documents and (iii) notwithstanding the effectiveness of the terms hereof, the Guaranty (solely in the case of Athene Life Re) and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) the 2022 Additional Commitment Increase Lender shall be a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.1 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 9. Credit Agreement Governs. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
SECTION 10. Counterparts. This Amendment and any other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 11. Miscellaneous. This Amendment shall constitute an “Incremental Amendment” and a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents. The provisions of this Amendment are deemed incorporated into the Existing Credit Agreement as if fully set forth therein. The headings of this Amendment are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 10.11 of the Existing Credit Agreement is incorporated by reference herein, mutatis mutandis.
SECTION 12. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ATHENE HOLDING LTD.

By:    /s/ Bradley Molitor
Name:    Bradley Molitor
Title:    SVP, Chief Financial Officer Bermuda

ATHENE LIFE RE LTD.

By:    /s/ Bradley Molitor
Name:    Bradley Molitor
Title:    Chief Financial Officer

[Signature Page – Incremental Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Karen Hanke
Name: Karen Hanke Title: Managing Director

[Signature Page – Incremental Amendment No. 1]

Credit Suisse AG, New York Branch, as the 2022 Additional Commitment Increase Lender
By:	/s/ Doreen Barr
Name: Doreen Barr Title: Authorized Signatory

By:	/s/ Wing Yee Lee-Cember
Name: Wing Yee Lee-Cember Title: Authorized Signatory

[Signature Page – Incremental Amendment No. 1]